                                                              Exhibit 99.B(a)(7)

                              ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                         EFFECTIVE DATE: August 14, 2004

     ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:    The Corporation desires to, and does hereby, amend its charter
(the "Charter") as currently in effect.

     SECOND:   The following Series is hereby dissolved: ING Bond Fund.

     THIRD:    The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

     SIXTH: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,800,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

                                         NAME OF CLASS     NUMBER OF
        NAME OF SERIES                     OF SERIES    SHARES ALLOCATED
        --------------                     ---------    ----------------
ING Aeltus Money Market Fund                Class I      1,000,000,000
                                            Class A      1,000,000,000
                                            Class B      1,000,000,000
                                            Class C      1,000,000,000
                                            Class O      1,000,000,000
ING Balanced Fund                           Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000

                                         NAME OF CLASS     NUMBER OF
          NAME OF SERIES                   OF SERIES    SHARES ALLOCATED
          --------------                   ---------    ----------------
                                            Class O       100,000,000
ING Equity Income Fund                      Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING International Growth Fund               Class I       200,000,000
                                            Class A       200,000,000
                                            Class B       200,000,000
                                            Class C       200,000,000
                                            Class O       200,000,000
ING Government Fund                         Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING Small Company Fund                      Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000

                                         NAME OF CLASS     NUMBER OF
          NAME OF SERIES                   OF SERIES    SHARES ALLOCATED
          --------------                   ---------    ----------------
                                            Class C       100,000,000
                                            Class O       100,000,000
Growth Fund                                 Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING Strategic Allocation Growth Fund        Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING Strategic Allocation Balanced Fund      Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING Strategic Allocation Income Fund        Class I       100,000,000
                                            Class A       100,000,000

                                         NAME OF CLASS     NUMBER OF
          NAME OF SERIES                   OF SERIES    SHARES ALLOCATED
          --------------                   ---------    ----------------
                                            CLASS B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
ING Index Plus LargeCap Fund                Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
                                            Class R       100,000,000
ING Index Plus MidCap Fund                  Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000
                                            Class C       100,000,000
                                            Class O       100,000,000
                                            Class R       100,000,000
ING Index Plus SmallCap Fund                Class I       100,000,000
                                            Class A       100,000,000
                                            Class B       100,000,000

                                            NAME OF CLASS     NUMBER OF
           NAME OF SERIES                     OF SERIES    SHARES ALLOCATED
           --------------                     ---------    ----------------
                                               Class C       100,000,000
                                               Class O       100,000,000
                                               Class R       100,000,000
ING Value Opportunity Fund                     Class I       100,000,000
                                               Class A       100,000,000
                                               Class B       100,000,000
                                               Class C       100,000,000
                                               Class O       100,000,000
ING Global Science and Technology Fund         Class I       100,000,000
                                               Class A       100,000,000
                                               Class B       100,000,000
                                               Class C       100,000,000
                                               Class O       100,000,000
ING Classic Principal Protection Fund I        Class A       100,000,000
                                               Class B       100,000,000
ING Classic Principal Protection Fund II       Class A       100,000,000
                                               Class B       100,000,000
ING Classic Principal Protection Fund III      Class A       100,000,000

                                            NAME OF CLASS     NUMBER OF
           NAME OF SERIES                     OF SERIES    SHARES ALLOCATED
           --------------                     ---------    ----------------
                                               Class B       100,000,000
ING Classic Principal Protection Fund IV       Class A       100,000,000
                                               Class B       100,000,000
ING Index Plus Protection Fund                 Class A       100,000,000
                                               Class B       100,000,000
Brokerage Cash Reserves                                     1,000,000,000

     FOURTH:   The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly Permitted by Section 2-605 of the Maryland General Corporation Law to be make without action by the stockholders of the Corporation.

     FIFTH:    The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

     SIXTH:    The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on this 3rd day of November, 2004.


WITNESS:                                ING Series Fund, Inc.


/s/ Theresa K. Kelety                   /s/ Michael J. Roland
-------------------------------         -----------------------------------
Name:  Theresa K. Kelety                Name:  Michael J. Roland
Title: Secretary                        Title: Executive Vice President and
                                               Chief Financial Officer